The Loans included in the Pool have the characteristics set forth below and in the tables beginnings on the following page. Unless otherwise indicated, all percentages and weighted averages are percentages and weighted averages of the Cut-Off Date Pool Principal Balance.

Loan Statistics

     As of March 31, 1998 (the "Cut-Off Date"), the Loans consisted of 5,924 Loans with an aggregate Principal Balance totaling $225,721,533 (the "Cut-Off Date Pool Principal Balance"). The Loans bear interest at fixed Loan Rates which range from 10.99% per annum to 17.99% per annum and have a weighted average Loan Rate of approximately 13.77% per annum. The Cut-Off Date Principal Balances of the Loans range from $519 to $74,934 and average $38,103. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Loans was approximately 191 months and the weighted average number of months that have elapsed since origination was 7 months. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans which were Mortgage Loans was approximately 118.32%, with the highest Combined Loan-to-Value Ratio being 125%. As of the Cut-Off Date, 5,815 of the Loans (representing approximately 98.58% of the Cut-Off Date Pool Principal Balance) had a Combined Loan-to-Value Ratio in excess of 100%. All of the Loans are fully amortizing loans having original stated maturities of not more than 25 years. No Loan is scheduled to mature later than March 23, 2018.

     As of the Cut-Off Date, all of the Loans (by Cut-Off Date Pool Principal Balance) were Mortgage Loans secured by Mortgaged Properties located in 49 states and the District of Columbia. As of the Cut-Off Date, all of the Loans (by Cut-Off Date Pool Principal Balance) were secured by Mortgaged Properties represented by the related Obligors to be owner-occupied.

     As of the Cut-Off Date, 42 Loans, representing approximately 0.73% of the Cut-Off Date Pool Principal Balance, were 30 days or more past due. The weighted average Credit Score for the Loans was 678.

     789 Subsequent Loans with an aggregate Principal Balance of $31,919,007 were originated by Preferred or acquired from correspondents by Preferred. The remaining 824 Subsequent Loans with an aggregate Principal Balance of $25,759,927 were originated or purchased by the Transferor, the majority of which were underwritten by the Transferor pursuant to its "Equalizer" program.

     The Transferor's "Equalizer" program is designed for homeowners who may have little or no equity in their property, but who possess good to excellent credit histories and provable income and use the proceeds for home improvements and/or debt consolidation. Under the "Equalizer" program, the Transferor obtains credit information with respect to each applicant from several sources and generally does not permit the ratio of total monthly debt obligations to monthly gross income to exceed 45%. Generally, the applicant will have a Credit Score of 620 or greater. A credit score (the "Credit Score") is derived based on a methodology developed by Fair, Isaac and Company, a consulting firm specializing in creating default predictive models through scoring mechanisms. The Credit Scores, which are obtained from national credit reporting organizations, are numerical representations of borrowers' estimated default probabilities, and generally range from a low of 200 to a high of 800. A borrower with a Credit Score of 700 or higher would be assigned the highest classification for credit quality by the Transferor. The principal amount of the "Equalizer" loan originated or purchased by the Transferor generally does not exceed $75,000. Other than on an exception basis, the loans originated under the "Equalizer" program will not have a Combined Loan-to-Value Ratio in excess of 125%. In general, the loan is secured by a first, second or third lien on the related property or is unsecured. In most instances the property is improved with an owner-occupied one- or two-family residence.

     The Transferor's underwriting standards are designed to provide a program for all qualified applicants in an amount and for a period of time consistent with their ability to repay. All the Transferor's underwriting determinations are made without regard to sex, marital status, race, color, religion, age or national origin. Each application is evaluated on its individual merits, applying the stated guidelines to ensure that each application is considered equitably.

     The "Equalizer" program allows for "stated value" (i.e., independent verification of property values are not required) on loans of $35,000 and less. Generally, the Transferor bases the loan decision on the creditworthiness of the borrower, rather than the underlying collateral. However, the Transferor reserves the right to require an appraisal or other documentation verifying values in each and every transaction.

     For loans in excess of $35,000, property values are generally substantiated by one of the following: an appraisal dated within 12 months of application, a FHLMC Form 704 drive-by inspection, a tax bill assessment if the value has been established within the last 12 months, or a HUD-1 statement if dated within six months of the application. On a case by case basis, the Transferor reserves the right to accept other forms of documentation.

     A credit report by an independent, nationally recognized credit reporting agency reflecting the applicant's complete credit history is required. The credit report typically contains information reflecting delinquencies, repossessions, judgments, foreclosures, bankruptcies and similar instances of adverse credit that can be discovered by a search of public records. An applicant's recent credit report is used to evaluate the borrower's payment record and must be current at the time of application. A lack of credit history payment will not necessarily preclude a loan if the borrower has sufficient equity in the property.

     Generally, the Transferor requires a title report by an approved title company or legal firm on all property securing loans it originates or purchases. Title reports indicate the lien position of any related senior mortgage loans. The applicant is also required to secure hazard and, in certain instances, flood insurance in an amount sufficient to cover replacement cost or full insurable value of the mortgaged property (or in the case of flood insurance, the maximum amount available under the Flood Disaster Protection Act of 1973). The underwriting guidelines of the Transferor do not require borrowers to obtain title insurance in connection with a Loan.

     Generally, the Transferor has established classifications with respect to the credit profiles of applicants based on Credit Scores and debt to income ratios. The criteria currently being used by the Transferor to classify loan applicants are generally as follows:

                                                                Maximum
                   Loan                     Minimum          Debt-to-income
                 Amount                   Credit Score           Ratio
                 ------                   ------------           -----
$70,0001-$75,000.........................      700                45%
$60,001-$70,000..........................      680                45%
$50,001-$60,000..........................      660                45%
$40,001-$50,000..........................      640                45%
$40,000 or less..........................      620                45%

     The maximum loan amount for self-employed borrowers is $50,000 and the maximum loan amount for first time homebuyers or borrowers with less than six months mortgage history is $35,000.

     Currently, the Transferor allows the following compensating factors for exceeding the maximum debt-to-income ratio by a maximum of 5 percentage points:

          (1) high income with substantial disposable income--if the Credit Score is equal to or greater than 660, $2,500 in disposable income is required; if the Credit Score is less than 660, $3,000 in disposable income is required (disposable income being defined for this purpose as monthly gross income less monthly debt service); and

         (2) documented savings pattern.

     In addition to Credit Score and debt-to-income ratio parameters, the Transferor also requires that each loan applicant be a generally acceptable credit risk as measured by the following:

     Existing mortgage loans--Required to be current at time of application being submitted, with generally a maximum of one 30-day late in the past 12 months.

     Existing non-mortgage credit--Minor derogatory items are acceptable. In some cases, Letters of Explanation ("LOE's") may be required in explaining derogatory items. Generally, collections and/or charge-offs must be brought current with satisfactory LOE's. Installment credit histories can show one 30-day delinquency in the last 12 months and two 30-day delinquencies in the last 24 months, while revolving credit histories can show two 30-day delinquencies in the last 12 months and three 30-day delinquencies in the last 24 months. On a case by case basis, the Transferor will allow for deviation from these parameters if satisfactory LOE's are obtained.

     In response to changes and developments in the consumer finance area as well as the refinement of the Transferor's credit evaluation methodology, the Transferor's underwriting requirements for certain types of loans may change from time to time resulting sometimes in more stringent and sometimes in less stringent underwriting requirements. Depending upon the date on which the Loans were originated or purchased by the Transferor, the Loans included in the Pool may have been originated or purchased by the Transferor under different underwriting requirements, and accordingly, certain Loans included in the Pool may be of a different credit quality and have different loan characteristics from those of other Loans. Furthermore, to the extent that certain Loans were originated or purchased by the Transferor in accordance with less stringent underwriting requirements, such Loans may be more likely to experience higher rates of delinquencies, defaults and losses than those Loans originated or purchased in accordance with more stringent underwriting requirements.

     The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        Geographic Distribution of Loans

                                                                           % of Cut-Off
                                                    Aggregate Cut-Off        Date Pool
                                      Number         Date Principal          Principal
       State                         of Loans            Balance              Balance
       -----                         --------            -------              -------
Alabama..........................          1          $     48,773               0.02%
Alaska...........................         66             2,868,883               1.27
Arizona..........................        239             8,624,577               3.82
Arkansas.........................         59             2,006,416               0.89
California.......................      1,176            48,580,395              21.52
Colorado.........................        118             4,449,183               1.97
Connecticut......................        111             4,803,675               2.13
Delaware.........................         20               784,018               0.35
District of Columbia.............          1                40,437               0.02
Florida..........................        353            13,305,300               5.89
Georgia..........................        241             8,699,857               3.85
Hawaii...........................         32             1,343,188               0.60
Idaho............................         91             3,343,111               1.48
Illinois.........................         61             2,145,969               0.95
Indiana..........................        267             9,603,036               4.25
Iowa.............................        126             4,514,624               2.00
Kansas...........................        164             5,807,813               2.57
Kentucky.........................        100             3,626,675               1.61
Louisiana........................         61             2,392,583               1.06
Maine............................         15               655,170               0.29
Maryland.........................         72             2,910,445               1.29
Massachusetts....................          1                34,947               0.02
Michigan.........................         93             3,848,767               1.71
Minnesota........................        226             8,234,959               3.65
Mississippi......................         42             1,520,078               0.67
Missouri.........................        217             7,679,614               3.40
Montana..........................         45             1,584,403               0.70
Nebraska.........................        133             5,028,822               2.23
Nevada...........................         82             3,204,260               1.42
New Hampshire....................          5               181,191               0.08
New Jersey.......................          2                68,628               0.03
New Mexico.......................         49             1,793,328               0.79
New York.........................         15               538,813               0.24
North Carolina...................        215             7,804,980               3.46
North Dakota.....................         23               790,127               0.35
Ohio.............................        253             9,330,498               4.13
Oklahoma.........................        200             7,234,710               3.21
Oregon...........................         87             3,694,450               1.64
Pennsylvania.....................         27               822,678               0.36
Rhode Island.....................         13               469,211               0.21
South Carolina...................        163             6,296,681               2.79
South Dakota.....................         43             1,563,592               0.69
Tennessee........................         86             3,007,463               1.33
Texas............................          3               100,012               0.04
Utah.............................         54             2,244,974               0.99
Vermont..........................          1                22,482               0.01
Virginia.........................         95             3,225,362               1.43
Washington.......................        201             8,071,766               3.58
Wisconsin........................        122             4,642,624               2.06
Wyoming..........................          54            2,127,984               0.94
                                     --------         ------------            -------
     Total.......................      5,924          $225,721,533             100.00%
                                       =====          ============             ======

                         Cut-Off Date Principal Balances



                                                                                             % of Cut-Off
      Range of Cut-Off                                               Aggregate Cut-Off        Date Pool
       Date Principal                                  Number         Date Principal          Principal
          Balances                                    of Loans            Balance              Balance
          --------                                    --------            -------              -------
$10,000 or less..................................           8          $     66,227              0.03%
$10,000.01 - $20,000.............................         454             7,671,251              3.40
$20,000.01 - $30,000.............................       1,339            34,799,117             15.42
$30,000.01 - $40,000.............................       1,827            64,605,043             28.62
$40,000.01 - $50,000.............................       1,315            60,440,346             26.78
$50,000.01 - $60,000.............................         609            33,126,363             14.68
$60,000.01 - $70,000.............................         256            16,443,142              7.28
$70,000.01 - $80,000.............................         116             8,570,045              3.80
                                                      -------          ------------          --------

     Total.......................................       5,924          $225,721,533            100.00%
                                                        =====          ============            ======

     As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the Loans was $38,103


                                   Loan Rates

                                                                                           % of Cut-Off
                                                                     Aggregate Cut-Off        Date Pool
       Range of Loan                                   Number          Date Principal         Principal
           Rates                                      of Loans            Balance              Balance
           -----                                      --------            -------              -------
 10.501%  - 11.000%.............................           26            $  1,088,831              0.48%
 11.001%  - 11.500% ............................           26                 950,348              0.42
 11.501%  - 12.000%.............................          382              15,893,378              7.04
 12.001%  - 12.500%.............................          411              16,633,639              7.37
 12.501%  - 13.000%.............................          942              39,258,478             17.39
 13.001%  - 13.500%.............................          492              20,270,189              8.98
 13.501%  - 14.000%.............................        1,687              63,651,409             28.20
 14.001%  - 14.500%.............................          526              20,410,497              9.04
 14.501%  - 15.000%.............................          780              26,703,739             11.83
 15.001%  - 15.500%.............................          321              10,606,475              4.70
 15.501%  - 16.000%.............................          189               6,000,826              2.66
 16.001%  - 16.500%.............................           65               2,015,323              0.89
 16.501%  - 17.000%.............................           50               1,439,435              0.64
 17.001%  - 17.500%.............................           15                 438,483              0.19
 17.501%  - 18.000%.............................           12                 360,481              0.16
                                                      -------            ------------              ----

     Total......................................       5,924            $225,721,533            100.00%
                                                       =====            ============            ======

     As of the Cut-Off Date, the weighted average Loan Rate of the Loans was approximately 13.77% per annum.

                                  Lien Priority

                                                                                             % of Cut-Off
                                                                     Aggregate Cut-Off        Date Pool
                                                       Number         Date Principal          Principal
Lien Priority                                         of Loans            Balance              Balance
-------------                                         --------            -------              -------
First Lien.......................................          13          $    541,350              0.24%
Second Lien......................................       5,911           225,180,182             99.76
                                                        -----          ------------           -------

     Total.......................................        5,924         $225,721,533            100.00%
                                                        ======         ============           =======


                          Combined Loan-to-Value Ratios

                                                                                         % of Cut-Off
                                                                     Aggregate Cut-Off        Date Pool
     Range of Combined                                 Number         Date Principal          Principal
    Loan-to-Value Ratios                              of Loans            Balance              Balance
    --------------------                              --------            -------              -------
  30.01% -   35.00%.............................            1          $     31,641              0.01%
  40.01% -   45.00%.............................            1                39,514              0.02
  50.01% -   55.00%.............................            2                40,851              0.02
  60.01% -   65.00%.............................            2                56,579              0.03
  65.01% -   70.00%.............................            2                81,497              0.04
  70.01% -   75.00%.............................            2                59,221              0.03
  75.01% -   80.00%.............................            2                64,281              0.03
  80.01% -   85.00%.............................           10               326,989              0.14
  85.01% -   90.00%.............................           19               612,218              0.27
  90.01% -   95.00%.............................           23               625,161              0.28
  95.01% -  100.00%.............................           45             1,261,653              0.56
 100.01% -  105.00%.............................          416            13,293,848              5.89
 105.01% -  110.00%.............................          554            18,634,818              8.26
 110.01% -  115.00%.............................          828            29,533,848             13.08
 115.01% -  120.00%.............................        1,035            40,592,423             17.98
 120.01% -  125.00%.............................       2,982            120,466,990             53.37
                                                      ------           ------------           -------

     Total......................................        5,924          $225,721,533           100.00%
                                                        =====          ============           ======

     As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans (excluding the Unsecured Loans) was approximately 118.32%.

                            Months Since Origination

                                                                                             % of Cut-Off
                                                                     Aggregate Cut-Off        Date Pool
    Loan Age                                           Number         Date Principal          Principal
   (in months)                                        of Loans            Balance              Balance
   -----------                                        --------            -------              -------
Less than one....................................         359          $ 10,127,717              4.49%
1 - 3............................................         860            32,738,398             14.50
4 - 6............................................         885            35,116,316             15.56
7 - 9............................................       2,270            91,280,311             40.44
10 or greater....................................       1,550            56,458,790             25.01
                                                        -----          ------------           -------

     Total.......................................       5,924          $225,721,533            100.00%
                                                        =====          ============           =======

     As of the Cut-Off Date, the weighted average number of months since origination of the Loans was 7 months.


                           Remaining Terms to Maturity

    Range of
    Remaining                                                                                % of Cut-Off
    Terms to                                                         Aggregate Cut-Off        Date Pool
    Maturity                                           Number         Date Principal          Principal
   (in months)                                        of Loans            Balance              Balance
   -----------                                        --------            -------              -------
 31 - 60.........................................          10          $    267,450              0.12%
 61 - 90.........................................           9               302,478              0.13
 91 - 120........................................         117             3,235,662              1.43
121 - 150........................................          45             1,208,870              0.54
151 - 180........................................       4,032           148,913,522             65.97
181 - 210........................................           1                34,667              0.02
211 -240.........................................       1,710            71,758,883             31.79
                                                        -----          ------------           -------

     Total.......................................       5,924          $225,721,533            100.00%
                                                        =====          ============           =======

     As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 191 months.

                           Original Terms to Maturity


    Original                                                                                 % of Cut-Off
     Term to                                                         Aggregate Cut-Off        Date Pool
    Maturity                                           Number         Date Principal          Principal
   (in months)                                        of Loans            Balance              Balance
   -----------                                        --------            -------              -------
 31 - 60.........................................          10          $    267,450              0.12%
 61 - 90.........................................           6               187,444              0.08
 91 - 120........................................         120             3,350,696              1.48
121 - 150........................................          45             1,208,870              0.54
151 - 180........................................       4,032           148,913,522             65.97
181 - 210........................................           1                34,667              0.02
211 - 240........................................       1,710            71,758,883             31.79
                                                        -----          ------------           -------

     Total.......................................       5,924          $225,721,533            100.00%
                                                        =====          ============           =======

     As of the Cut-Off Date, the weighted average original term to maturity of the Loans was approximately 198 months.

                                  Credit Score

                                                                                             % of Cut-Off
                                                                     Aggregate Cut-Off        Date Pool
 Range of Credit                                       Number         Date Principal          Principal
     Scores                                           of Loans            Balance              Balance
     ------                                           --------            -------              -------
620 to 639.......................................         770          $ 23,725,050             10.51%
640 to 659.......................................       1,349            47,744,357             21.15
660 to 679.......................................       1,283            49,791,863             22.06
680 to 699.......................................       1,104            45,086,981             19.97
700 to 719.......................................         830            35,316,339             15.65
720 to 739.......................................         364            15,000,569              6.65
740 to 759.......................................         162             6,585,535              2.92
760 to 779.......................................          53             1,982,303              0.88
780 to 799.......................................           9               488,537              0.22
                                                        -----          ------------          --------

     Total.......................................       5,924          $225,721,533            100.00%
                                                        =====          ============           =======

     As of the Cut-Off Date, the weighted average Credit Score of the Loans was 678.

                              Debt-to-Income Ratio

                                                                                             % of Cut-Off
    Range of                                                         Aggregate Cut-Off        Date Pool
 Debt-to-Income                                        Number         Date Principal          Principal
     Ratios                                           of Loans            Balance              Balance
20.00 or less....................................          94          $  3,260,706              1.44%
20.01 to 25.00...................................         271             9,527,828              4.22
25.01 to 30.00...................................         741            26,485,425             11.73
30.01 to 35.00...................................       1,255            45,824,117             20.30
35.01 to 40.00...................................       1,606            59,715,749             26.46
40.01 to 45.00...................................       1,288            51,357,031             22.75
45.01 to 50.00...................................         663            29,342,214             13.00
Greater than 50.00...............................           6               208,463              0.09
                                                        -----          ------------           -------

     Total.......................................       5,924          $225,721,533            100.00%
                                                        =====          ============           =======

     As of the Cut-Off Date, the weighted average debt-to-income ratio of the Loans was approximately 37.43%.